EXHIBIT 10.12

                              NINETEENTH AMENDMENT (this "Amendment")
                          dated as of February 21, 2002 to the Master
                          Credit Support Agreement (the "Credit
                          Agreement") dated as of December 3, 1996, between GENESIS CRUDE OIL, L.P., a Delaware limited partnership ("Genesis OLP"), and SALMON SMITH BARNEY HOLDINGS INC., a New York corporation ("SSB Holdings"), as amended by the First Amendment dated as of May 12, 1997, the Second Amendment dated as of August 22, 1997, the Third Amendment dated as of August 1, 1997, the Fourth Amendment dated as of September 29, 1997, the Fifth Amendment dated as of November 14, 1997, the Sixth Amendment dated as of February 13, 1998, the Seventh Amendment dated as of March 20, 1998, the Eight Amendment dated as of June 30, 1998, the Ninth Amendment dated as of August 14, 1998, the Tenth Amendment dated as of May 25, 1999, the Eleventh Amendment dated as of September 10, 1999, the Twelfth Amendment dated as of October 9, 2000, the Thirteenth Amendment dated as of December 7, 2000, the Fourteenth Amendment dated as of May 24, 2001, the Fifteenth Amendment dated as of November 26, 2001, the Sixteenth Amendment dated as of December 20, 2001, the Seventeenth Amendment dated as of December 19, 2001 and the Eighteenth Amendment dated as of January 29, 2002.

             A.	Genesis OLP and SSB Holdings are parties to the
Credit Agreement, pursuant to which SSB Holdings agreed to extend credit to Genesis OLP, subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

             B.	To make certain changes, the parties hereto desire
to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.

             Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

             SECTION 1.	Amendment to Credit Agreement.  The Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3, hereby amended as follows:

             (a) Section 1.1 of the Credit Agreement is hereby amended by amending the following definition in its entirety as follows:

                   "Guaranty Facility Maturity Date" shall
               mean April 30, 2002 or such earlier date as shall be notified to Genesis OLP by SSB
               Holdings in writing."

             (b) Cost and Expenses. Genesis OLP agrees to pay on demand all cost and expenses of SSB Holdings in connections with the preparation, execution, delivery and administration, modification and amendment of this Amendment and any other documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for SSB
Holdings) in accordance with Section 8.14 of the Credit
Agreement.

             SECTION 2.	Conditions of Effectiveness.  This Amendment
shall become effective as of the date first written when, and only when, SSB Holdings shall have received counterparts of this Amendment executed by Genesis OLP and SSB Holdings. This
Amendment is subject to the provisions of Section 8.5 of the Credit Agreement.

             SECTION 3.	Miscellaneous.  (a) THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS
OF THE STATE OF NEW YORK.

             (b) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

             (c) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended and modified hereby. The Credit Agreement, as amended and modified hereby, constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein or therein.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                              SALOMON SMITH BARNEY HOLDINGS INC.

                              By:/s/  Mark Kleinman
                                 ----------------------------
                              Name:  Mark Kleinman
                              Title:  Treasurer


                              GENESIS CRUDE OIL, L.P.

                              By:  GENESIS ENERGY, L.L.C.,
                                   its operating general partner

                              By:  /s/  Ross A. Benavides
                                 ----------------------------
                                 Name:  Ross A. Benavides
                                 Title:  Chief Financial
                                         Officer, General
                                         Counsel & Secretary